UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 28, 2011

MACC PEI Liquidating Trust
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	0-24412	45-6510799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24040 Camino Del Avion #A307, Monarch Beach, California	92629
(Address of Principal Executive Offices)	(Zip Code)

(319) 363-8249
Registrant’s Telephone Number, Including Area Code

MACC Private Equities, Inc. 101 Second Street SE, Suite 800, Cedar Rapids, Iowa 52401
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Effective November 7, 2011, MACC PEI Liquidating Trust (the “Trust”) and Farmers & Merchants Savings Bank (“F&M Bank”) executed a promissory note providing for a loan to the Trust in the principal amount of $2,100,000.00 (the “Loan”).  The Loan was funded on November 17, 2011.  The terms of the Loan provide an interest rate of five percent (5.0%) with a maturity date of November 7, 2012.  The proceeds from the Loan were used to retire the prior loan between the Trust and Cedar Rapids Bank and Trust Company.  In addition, Loan proceeds also provided the Trust with approximately $160,000 of working capital to support operating expenses.  Consistent with the Trust’s Plan of Liquidation and Dissolution, the Trust will retire the Loan from cash liquidation proceeds from the Trust’s portfolio of assets.

In connection with the Loan, MACC and F&M Bank executed the following documents, effective as of November 7, 2011:  (i) Promissory Note, (ii) Commercial Security Agreement, (iii) Trust Authorization and (iv) Agreement to Provide Insurance.  The Promissory Note terms are summarized above.  Under the Commercial Security Agreement, the Trust pledged its assets to secure payment of the Loan.  Under the Agreement to Provide Insurance, the Trust agreed to maintain directors and officers insurance it currently has in place.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

10.1	Promissory Note, by and among MACC PEI Trust and Farmers & Merchants Savings Bank, effective as of November 7, 2011.

10.2	Commercial Security Agreement, by and among MACC PEI Trust and Farmers & Merchants Savings Bank, effective as of November 7, 2011.

10.3	Trust Authorization, by and among MACC PEI Trust and Farmers & Merchants Savings Bank, effective as of November 7, 2011.

10.4	Agreement to Provide Insurance, by and among MACC PEI Trust and Farmers & Merchants Savings Bank, effective as of November 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 30, 2011

MACC PEI LIQUIDATING TRUST

By:	/s/ Kevin J. Gadawski, President
NL STRATEGIES, INC., Managing Trustee

Exhibit Index

Exhibit
Number                                Description

10.1	Promissory Note, by and among MACC PEI Trust and Farmers & Merchants Savings Bank, effective as of November 7, 2011.

10.2	Commercial Security Agreement, by and among MACC PEI Trust and Farmers & Merchants Savings Bank, effective as of November 7, 2011.

10.3	Trust Authorization, by and among MACC PEI Trust and Farmers & Merchants Savings Bank, effective as of November 7, 2011.

10.4	Agreement to Provide Insurance, by and among MACC PEI Trust and Farmers & Merchants Savings Bank, effective as of November 7, 2011.